UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2024

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange
5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange
5.625% Subordinated Debentures due June 1, 2060	AFGD	New York Stock Exchange
4.5% Subordinated Debentures due September 15, 2060	AFGE	New York Stock Exchange

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2024, the shareholders of American Financial Group, Inc. (the “Company”) approved the Amended and Restated Stock Incentive Plan (“Stock Plan”) at the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”).  Previously, on February 27, 2024, the Board of Directors (the “Board”) of the Company approved the Stock Plan, subject to shareholder approval.  The Stock Plan provides the Company and the Board with the means for granting various types of equity-based awards to executive officers and other employees of the Company and its subsidiaries.

For additional detail concerning the terms and conditions of the Stock Plan, please refer to the discussion in the Company’s Proxy Statement for the 2024 Annual Meeting, as filed with the Securities and Exchange Commission on April 4, 2024 (the “2024 Proxy Statement”), under the section entitled, “Proposal No. 4 – Approval of the Amended and Restated 2015 Stock Incentive Plan.”

The foregoing description of the Stock Plan and the discussion of the terms and conditions of the Stock Plan contained in the 2024 Proxy Statement are both qualified in their entirety by reference to the full text of the Stock Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 23, 2024.  The voting results on the proposals considered at the annual meeting are set forth below:

1.	Elect 11 directors.

	For	Withheld	Broker Non-Votes
Carl H. Lindner III	73,511,970	1,453,043	2,806,295
S. Craig Lindner	73,511,614	1,453,399	2,806,295
John B. Berding	70,282,004	4,683,009	2,806,295
James E. Evans	67,932,238	7,032,775	2,806,295
Gregory G. Joseph	70,929,045	4,035,968	2,806,295
Mary Beth Martin	72,283,426	2,681,587	2,806,295
Amy Y. Murray	74,537,263	427,750	2,806,295
Roger K. Newport	74,812,521	152,492	2,806,295
Evans N. Nwankwo	72,437,757	2,527,256	2,806,295
William W. Verity	63,324,667	11,640,346	2,806,295
John I. Von Lehman	71,905,524	3,059,489	2,806,295

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.

For	Against	Abstain
75,889,714	1,831,782	49,812

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
71,269,604	3,619,789	75,620	2,806,295

4.	Approve the Amended and Restated 2015 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
72,775,979	2,076,045	112,989	2,806,295

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated 2015 Stock Incentive Plan.

104	Cover page Interactive Date File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: May 24, 2024	By:	/s/ Joseph C. Alter
Joseph C. Alter
Vice President, Deputy General Counsel
and Secretary

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